UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2019

Commission file number:   000-53662

IronClad Encryption Corporation

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Riverway, 777 South Post Oak Lane, Suite 1700, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01    Other Events.

Today, April 16, 2019 IronClad Encryption Corporation is announcing that it received notice from the United States Patent and Trademark Office (USPTO) that seven more of its patent applications were granted.  Each patent has a protected life-span of 20 years through December 2038 or January 2039. These seven patents are listed by number and title with a brief explanation:

US 10,154,021 B1 Securitization of Temporal Digital Communications with Authentication and Validation of User and Access Devices (December 11, 2018):  This patent provides for devices and access control systems that securitize data and data transmissions using authentication, validation, and encryption techniques. These techniques also provide security and encryption of and for essentially any and all databases utilized by multiple access and user devices including IOT (the internet of things) devices.

US 10,154,031 B1 User-wearable Secured Devices Provided Assuring Authentication and Validation of Data Storage and Transmission (December 11, 2018):   This patent provides for user-wearable devices utilizing encryption authentication techniques to ensure security of any data transmission to and from multiple devices, including those used for IOT (the internet of things).  In order to provide privacy and security of user-wearable devices unique encryption technology is employed together with the use of biometrics.  The devices establish communications with a counterpart communication device or system in order to provide an ability to perform secured transactions without sacrificing speed or resolution of communications. The biometric data transceivers are capable of reading a user's encrypted biometric data and then transmitting the encrypted data to a user identity validation.

US 10,154,016 B1 Devices for Transmitting and Communicating Randomized Data Utilizing Sub-channels (December 11, 2018): This patent provides for implementing a transceiver with devices that utilize encrypters and decrypters having communication sources that provide secured transmission(s).  One connector includes transmission(s) from communications sources that enter a first transceiver through the connector and travel to a randomized encrypted data sub-channels (REDS) encrypter that securely sends encrypted transmission(s) to a second transceiver. The encrypted transmission(s) enter a second transceiver and are sent to a randomized decrypted data sub-channels (RDDS) decrypter where the transmission(s) are decrypted.

US 10,154,015 B1 Executable Coded Cipher Keys (December 11, 2018):  This patent describes two or more devices that securitize transmission(s) transmitted to and received from the devices including at least one executable coded cipher key(s) with one or more executable coded encryption keys (ECEKs) devices that encrypt transmission(s) and also use executable cipher coded key(s).  For decryption, there is at least one executable coded decryption key (ECDK) device that decrypts transmission(s) and also uses at least one executable coded cipher key(s).  The transmission(s) are sent to an encrypter/decrypter memory that stores transmission(s) while the transmission(s) is encrypted and/or decrypted and the executable coded cipher key(s) remain in the computer memory just long enough to achieve encryption/decryption completion.

US 10,158,613 B1  -  Combined Hidden Dynamic Random-Access Devices Utilizing Selectable Keys and Key Locators for Communicating Randomized Data together with Sub-Channels and Coded Encryption Keys (December 18, 2018):  This patent describes devices that conceal transmission(s) transmitted to and/or reveal transmission(s) received from these devices comprising at least one executable coded cipher key(s) at least one executable coded encryption key (ECEK) device that securitizes transmission(s) that uses executable cipher coded key(s), and at least one executable coded decryption key (ECDK) device that reveals transmission(s) such that a combined device is a RDDS/ECDK device that transmits randomized data with data sub-channels and with ECEKs; and that also utilizes at least one executable coded cipher key(s), such that transmission(s) sent to an encrypter/decrypter memory that stores transmission(s) while the transmission(s) is concealed and/or revealed.

When concealing/revealing operation(s) are completed the transmission(s) is sent to at least one transmitter such that the concealing/revealing operation of the transmission(s) is controlled and manipulated by the executable coded cipher key(s), wherein the executable coded cipher key(s) remain in the computer memory long enough to achieve securitization completion.

US 10,171,435 B1  -  Devices that Utilize Random Tokens Which Direct Dynamic Random Access (January 1, 2019):  This patent describes one or more devices and associated system that securitize and conceal data transmitted to and/or data received from the devices that utilize one or more master keys comprising at least one device that conceals and reveals such that the data and/or associated data files utilize both master keys and one or more key selectors, wherein the master keys and key selectors produce a specific set of one or more keys that conceal the data and/or associated data files such that one or more key selectors coincide with at least one value that directly corresponds with created cipher data and/or cipher data files.

The key selectors can also be concealed and revealed as required. Produced concealed data and concealed data files can only be concealed and revealed with one or more master keys and one or more key selectors.

US 10,171,444 B1  -  Securitization of Temporal Digital Communications via Authentication and Validation for Wireless User and Access Devices (January 1, 2019):  This patent describes an access control system that encrypts and decrypts signals between one or more secure databases for various user devices to ensure proper entrance or access into secure locations by approved personnel only. Specific methods and devices for securing (primarily digital and normally two-way) communications using applications that combine securing communications for wireless/cellular phones with personnel access card readers for entry into secure locations are also described. These combined communication and access devices require using specific encryption techniques impossible to corrupt and essential to denying fraudulent or otherwise unauthorized personnel the ability to enter or access security protected devices or locations.

Item 9.01          Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No. Description

99.1  IronClad Encryption Corporation News Release dated April 16, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IronClad Encryption Corporation

Date: April 16, 2019

/s/ James D. McGraw

By: ______________________

James D. McGraw,

President and CEO